EXHIBIT 99-1

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                          NIAGARA MOHAWK HOLDINGS, INC.


                Under Section 807 of the Business Corporation Law


          The undersigned, being Chairman and Chief Executive Officer and Secretary of Niagara Mohawk Holdings, Inc., a New York corporation, hereby certify that:

          FIRST.  The name of the corporation is Niagara Mohawk Holdings, Inc.

          SECOND. The Certificate of Incorporation of the corporation was filed by the Department of State on April 2,1998.

          THIRD. The Certificate of Incorporation is amended or changed to effect one or more amendments or changes authorized by the Business Corporation Law, namely a cross reference in Article Sixth from Article 10 to Article 11 and to provide that the By-laws shall be amended by a vote of the majority of the entire Board of Directors rather than a majority of directors present. The text of the Certificate of Incorporation is hereby restated as so amended or changed to read as follows:

          FIRST. The name of the corporation is Niagara Mohawk Holdings, Inc. (the "Corporation").

          SECOND. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law of the state of New York, provided that any act or activity requiring the consent or approval of any state official, department, board, agency or other body shall not be engaged in without such consent or approval first being obtained.

          THIRD. The office of the Corporation within the state of New York is to be located in the city of Syracuse, county of Onondaga.

          FOURTH. The aggregate number of shares which the Corporation shall have authority to issue is (a) three hundred million (300,000,000) shares of common shares with a par value of $0.01 per share (the "Common Stock") and fifty million (50,000,000) shares of Preferred Stock, with a par value of $0.01 per share (the "Preferred Stock").

          The designations, relative rights, preferences and limitations of the shares of such classes of stock are as follows:

          A. The Preferred Stock may be issued from time-to-time by the Board of Directors as shares of one or more series of Preferred Stock, and the Board of Directors is expressly authorized, prior to issuance, in the resolution or resolutions providing for the issue of shares of each particular series, to establish and designate each particular series and to fix the rights, preferences and limitations of each particular series, and the relative rights, preferences and limitations between series, as follows:

          (i) The distinctive serial designation of such series which shall distinguish it from other series;

          (ii) The number of shares included in such series, which number (except where otherwise provided by the Board of Directors in creating such series) may be increased (but not above the total number of authorized shares of Preferred Stock) or decreased (but not below the number of the outstanding shares of such series) from time-to-time by the Board of Directors; provided that if the number of shares is decreased, the shares constituting such decrease shall be restored to the status of authorized but unissued shares of Preferred Stock;

          (iii) The annual or other dividend rate or rates (or method of determining such rate or rates) for shares of such series and the date or dates upon which such dividends shall be payable;

          (iv) Whether dividends on the shares of such series shall be cumulative, and, in the case of shares of any series having cumulative dividend rights, the date or dates (or method for determining such date or dates) from which dividends on the shares of such series shall be cumulative;

          (v) The amount or amounts per share which shall be paid out of the assets of the Corporation to the holders of the shares of such series upon voluntary or involuntary liquidation, dissolution, or winding up of the Corporation;

          (vi) The price or prices (cash or otherwise) at which, the period or periods within which and the terms and conditions upon which, if any, the shares of such series may be purchased, redeemed or acquired (by exchange or otherwise), in whole or in part;

          (vii) Provision or provisions, if any, for the Corporation to purchase, redeem or acquire (by exchange or otherwise), in whole or in part, shares of such series pursuant to a sinking or other similar fund, and the price or prices (cash or otherwise) at which, the period or periods within which and the terms and conditions upon which the shares of such series shall be so purchased, redeemed or acquired, in whole or in part, pursuant to such provision or provisions;

          (viii) The period or periods within which and the terms and conditions, including the price or prices or the rate or rates of conversion or exchange and the terms and conditions of any adjustments thereof, upon which, if any, the shares of such series shall be convertible or exchangeable, in whole or in part, at the option of the holder, the Corporation or another person into shares of any class of stock or into shares of any series of any class or cash, other property, indebtedness or other securities of the Corporation or another corporation;

          (ix) The voting rights, if any, of the shares of such series in addition to those required by law, including the number of votes per share (which may be fractional or more or less than one); and

          (x) Any other relative rights, preferences or limitations of the shares of such series not inconsistent with applicable law.

          B. Except as may from time-to-time be required by law and except as otherwise may be provided by the Board of Directors in accordance with paragraph A of this Article 4 in respect of any particular series of Preferred Stock, all voting rights of the Corporation shall be vested exclusively in the holders of the Common Stock who shall be entitled to one vote per share on all matters.

          FIFTH. The Secretary of State of the state of New York is designated as agent of the Corporation upon whom process in any action or proceeding against it may be served. The address to which the Secretary of State shall mail a copy of any process against the Corporation served upon him is 300 Erie Boulevard West, Syracuse, New York 13202, Attn: Corporate Secretary.

          SIXTH. Subject to the voting provisions of Article 11, By-laws of the Corporation may be adopted, amended or repealed by the Board of Directors of the Corporation by the vote of a majority of the entire Board of Directors at a meeting of the board at which a quorum is present.

          SEVENTH. No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any shares of the corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe for or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time be issued, sold or offered for sale by the Corporation.

          EIGHTH. Subject to the rights, if any, of holders of any class or series of Preferred Stock, now or hereafter authorized, special meetings of shareholders may be called only by the Chairman of the Board or by the Board of Directors pursuant to resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies.

          NINTH. The following provisions shall relate to the Board of Directors of the Corporation:

          A. The size of the Board of Directors shall be fixed by or pursuant to the By-laws. The Board of Directors shall be divided into three classes designated Class I, Class II and Class III. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire Board permits. At the first annual meeting of shareholders, or any special meeting in lieu thereof, Class I, Class II and Class III directors shall be elected for terms expiring at the next succeeding annual meeting, the second succeeding annual meeting and the third succeeding annual meeting, respectively, and until their respective successors are elected and qualified. At each annual meeting of shareholders after such first annual (or special) meeting of shareholders, the directors chosen to succeed those in the class whose terms then expire shall be elected by shareholders for terms expiring at the third succeeding annual meeting after election, or for such lesser term for which one or more may be nominated in a particular case in order to assure that the number of directors in each class shall be appropriately constituted and until their respective successors are elected and qualified. Newly created directorships or any decrease in directorships resulting from increases or decreases in the number of directors shall be so apportioned among the classes of directors as to make all the classes as nearly equal in number as possible. Vacancies on the Board of Directors at any time for any reason except the removal of directors without cause may be filled by a majority of the directors then in office, although less than a quorum. If the number of directors is increased by the Board of Directors and any newly created directorships are filled by the Board, there shall, to the extent required by New York law, be no classification of the additional directors until the next annual meeting of shareholders.

          Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock, now or hereafter authorized, shall have the right, voting separately or by class or series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by any provisions of the Certificate of Incorporation applicable thereto, and such directors so elected shall not be divided into one or more classes pursuant to this Article 9A unless expressly provided by such provisions.

          B. Directors may be removed for cause by a vote of shareholders entitled to vote thereon. Directors shall not be removed without cause by shareholders, except in the case of a director elected by the holders of any class or series of Preferred Stock, now or hereafter authorized, voting as a class or series, when so entitled by the provisions of the Certificate of Incorporation applicable thereto.

          TENTH. In addition to any vote that may be required by law or in the Certificate of Incorporation in respect of any class or series of Preferred Stock, now or hereafter authorized, the provisions of Articles 6, 7, 8, 9, 10, 11 and 12 of the Certificate of Incorporation shall not be amended or repealed, or a new provision adopted inconsistent therewith, without the affirmative vote of not less than two-thirds of the shares entitled to vote thereon at such annual or special meeting of shareholders at which any such action is proposed.

          ELEVENTH. Except as otherwise provided in the Certificate of Incorporation in respect of any class or series of Preferred Stock, now or hereafter authorized, the By-laws of the corporation may be amended or repealed, or new By-laws may be adopted, either (a) by a vote of shareholders entitled to vote at any annual or special meeting of shareholders, or (b) by a vote of the majority of the entire Board of Directors at any regular or special meeting of directors; provided, however, that any amendment or repeal of, or the adoption of any new By-law or provision inconsistent with, Article I (Sections 1.2, 1.13 or 1.14), Article II (Sections 2.2, 2.3, or 2.7) or Article VI (Sections 6.6 or 6.7) of the By-laws, if by action of such shareholders, shall be only upon the affirmative vote of not less than two-thirds of the shares entitled to vote thereon at such annual or special meeting shareholders at which any such action is proposed and, if by action of the Board of Directors, shall be only upon the approval of not less than two-thirds of the entire Board of Directors at any regular or special meeting of directors.

          TWELFTH. Except as may be provided by the Board of Directors in accordance with paragraph A of Article 4 of respect of any particular series of Preferred Stock, any action required or permitted to be taken by the shareholders of the Corporation must be taken at a duly called annual or special meeting of such holders and may not be taken by any consent in writing by such holders. Except as otherwise provided for herein or required by law, special meetings of shareholders of the corporation for any purpose or purposes may be called only by the Chairman of the Board, the President or the Board of Directors pursuant to a resolution stating the purpose or purposes thereof, and any power of shareholders to call a special meeting is specifically denied.

          THIRTEENTH. A director of the Corporation shall not be personally liable to the Corporation or its shareholders for damages for any breach of duty as a director, except to the extent that such exemption from liability or limitation thereof is not permitted under the Business Corporation Law as currently in effect or as it may hereafter be amended. No amendment, modification or repeal of this Article THIRTEENTH shall adversely affect any right or protection of a director that exists at the time of such amendment, modification or repeal.

          FOURTEENTH. The foregoing restated Certificate of Incorporation was authorized by the Board of Directors of the Corporation by unanimous written consent dated February 5, 1999, followed by written consent of the sole shareholder dated February 5, 1999.

          IN WITNESS WHEREOF, the undersigned have signed this restated Certificate of Incorporation on February 5, 1999 and affirm the statements contained herein as true under the penalties of perjury.


NIAGARA MOHAWK HOLDINGS, INC.




By /s/William E. Davis
----------------------
William E. Davis
Chairman and
Chief Executive Officer



By /s/Kapua A. Rice
--------------------
Kapua A. Rice
Secretary